UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2005

____________________

DEL GLOBAL TECHNOLOGIES CORP.
(Exact name of registrant as specified in charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Park, Valhalla, NY		10595
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (914) 686-3650

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 1, 2005, in connection with the appointment of Christopher N. Japp as President of the Medical Systems Group of Del Global Technologies Corp., a New York corporation (the “Company”),

the Company entered into an employment letter (the “Japp Letter”) with Mr. Japp, which sets forth terms and provisions governing Mr. Japp’s employment as President of the Medical Systems Group of the Company. A copy of the Japp Letter is attached hereto as Exhibit 10.1 and incorporated herein by reference. The following summary of the Japp Letter does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such letter.

The Japp Letter provides for an annual salary of $225,000. In connection with his employment, Mr. Japp received an option grant to purchase 50,000 shares of the Company’s common stock, $.10 par value, at an exercise price of $3.05 per share pursuant to and in accordance with the Company’s Amended and Restated Stock Option Plan. Such stock option shall vest and become exercisable as to one-fourth of such shares on each of November 1, 2005, the date of the grant, November 1, 2006, November 1, 2007 and November 1, 2008. Mr. Japp will be provided with an automobile allowance of $850 per month and will be eligible for twenty paid vacation days per year. In addition, Mr. Japp will be eligible to receive an annual bonus with a target of 40% of his annual base salary based upon objectives mutually agreed upon by Mr. Japp and the Company.

Item 5.02.          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 4, 2005, the Company issued a press release announcing the appointment of Christopher N. Japp as President of the Medical Systems Group of the Company, a copy of which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A summary description of the material terms of Mr. Japp’s letter agreement are discussed in Item 1.01 above and are incorporated herein by reference.

Christopher N. Japp, 44, brings significant medical technology, global marketing and leadership experience to the Company. From 2003 to 2005, Mr. Japp served as Vice President, Cardiac Surgery and Vice President, Marketing at St. Jude Medical International, a global cardiovascular device manufacturing company. From 1990 to 2003, Mr. Japp held various positions at GE Healthcare related to the company’s Computed Tomography business.

Item 8.01.	Other Events.

On November 4, 2005, the Company issued a press release announcing (i) the appointment of Christopher N. Japp as President of the Company’s Medical Systems Group, and (ii) that the Company has launched a new global strategy to more closely align the sales and marketing operations of its Del Medical Imaging subsidiary and its 80%-owned Villa Sistemi Medicali subsidiary.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
Exhibit No.		Exhibits

10.1	Employment Letter dated as of November 1, 2005 between Del Global Technologies Corp. and Christopher N. Japp.
99.1	Press Release dated November 4, 2005 announcing appointment of Christopher N. Japp as President of the Medical Systems Group of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL GLOBAL TECHNOLOGIES CORP.

(Registrant)

Date:	November 4, 2005
		By:	/s/ Mark Koch
Mark Koch
Principal Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Letter dated as of November 1, 2005 between Del Global Technologies Corp. and Christopher N. Japp.

99.1	Press Release dated November 4, 2005 announcing appointment of Christopher N. Japp as President of the Medical Systems Group of the Company.